                                                                   EXHIBIT 10.14

                             STOCKHOLDERS AGREEMENT

         This Stockholders Agreement (this "Agreement") is made as of December 15, 2004 by and among:

         (i)      Orion HealthCorp, Inc., a Delaware corporation (the
                  "Company");

         (ii) each of Brantley Partners IV, L.P. ("Brantley IV"), Brantley Venture Partners III, L.P. ("Brantley III") and Brantley Capital Corporation ("Brantley Capital"; and, collectively with Brantley IV and Brantley III, the "Investors"); and

         (iii) such other Persons who from time to time become party hereto by executing a counterpart signature page hereof and are designated by the Board as "Other Holders" (the "Other Holders"; and, collectively with the Investors, the "Stockholders").

                                    Recitals

         1. On or about the date hereof, the Company is issuing shares of its Common Stock to the Investors.

         2. After giving effect to such issuance, the Investors will control a majority of the voting power of the Common Stock.

         3. The parties believe that it is in the best interests of the Company and the Stockholders to set forth their agreements on certain matters.

                                    Agreement

         Therefore, the parties hereto hereby agree as follows:

         1. EFFECTIVENESS; DEFINITIONS.

         1.1. Closing. This Agreement shall become effective upon consummation of the closing (the "Closing") under the Amended and Restated Subscription Agreement dated as of February 9, 2004, as from time to time in effect.

         1.2. Definitions. Certain terms are used in this Agreement as specifically defined herein. These definitions are set forth or referred to in
Section 6 hereof.

         2. VOTING AGREEMENT.

         2.1. Election of Directors. Each holder of Shares hereby agrees to cast all votes to which such holder is entitled in respect of the Shares, whether at any annual or special meeting, by written consent or otherwise, (a) to fix the number of members of the board of directors of the Company (the "Board") at five or such other number as may be specified from time to time by the Majority Investors, (b) to elect as a member of the Board such individual, if any, as shall have been nominated by Brantley IV, (c) to elect as a member of the Board such individual, if any, as shall have been nominated by Brantley III and (d) to elect as a member of the Board such individual, if any, as shall have been nominated by Brantley Capital.

         2.2. The Company. The Company agrees not to give effect to any action by any holder of Shares or any other Person which is in contravention of this
Section 2.

         2.3. Period. The foregoing provisions of this Section 2 shall expire on the earlier of (a) a Change of Control and (b) the last date permitted by law.

         3. REMEDIES. The Company and each holder of Shares shall have all remedies available at law, in equity or otherwise in the event of any breach or violation of this Agreement or any default hereunder by the Company or any holder of Shares. The parties acknowledge and agree that in the event of any breach of this Agreement, in addition to any other remedies which may be available, each of the parties hereto shall be entitled to specific performance of the obligations of the other parties hereto and, in addition, to such other equitable remedies (including, without limitation, preliminary or temporary relief) as may be appropriate in the circumstances.

         4. LEGENDS. Each certificate representing Shares shall have the following legend endorsed conspicuously thereupon:

                  The voting of the shares of stock represented by this certificate are subject to the provisions of a Stockholders Agreement to which the issuer and certain of its stockholders are party, a copy of which may be inspected at the principal office of the issuer or obtained from the issuer without charge.

         Each certificate representing Investor Shares shall also have the following legend endorsed conspicuously thereupon:

                  The shares of stock represented by this certificate were originally issued to, or issued with respect to shares originally issued to, the following Investor: __________.

         Each certificate representing Other Holder Shares shall also have the following legend endorsed conspicuously thereupon:

                  The shares of stock represented by this certificate were originally issued to, or issued with respect to shares originally issued to, the following Other Holder: ______.

         Any person who acquires Shares which are not subject to all or part of the terms of this Agreement shall have the right to have such legend (or the applicable portion thereof) removed from certificates representing such Shares.

5. AMENDMENT, TERMINATION, ETC.

         5.1. Oral Modifications. This Agreement may not be orally amended, modified, extended or terminated, nor shall any oral waiver of any of its terms be effective.

         5.2. Written Modifications. This Agreement may be amended, modified, extended or terminated, and the provisions hereof may be waived, only by an agreement in writing signed by the Majority Investors; provided, however, that
(a) the consent of the Majority Other Holders shall be required for any amendment, modification, extension, termination or waiver which has a material adverse effect on the rights of the holders of Other Holder Shares as such under this Agreement. Each such amendment, modification, extension, termination and waiver shall be binding upon each party hereto and each holder of Shares subject hereto. In addition, each party hereto and each holder of Shares subject hereto may waive any right hereunder by an instrument in writing signed by such party or holder.

         5.3. Effect of Termination. No termination under this Agreement shall relieve any Person of liability for breach prior to termination.

         6. DEFINITIONS. For purposes of this Agreement:

         6.1. Certain Matters of Construction. In addition to the definitions referred to or set forth below in this Section 6:

                  (a) The words "hereof", "herein", "hereunder" and words of similar import shall refer to this Agreement as a whole and not to any particular Section or provision of this Agreement, and reference to a particular Section of this Agreement shall include all subsections thereof;

                  (b) Definitions shall be equally applicable to both nouns and verbs and the singular and plural forms of the terms defined; and

                  (c) The masculine, feminine and neuter genders shall each include the other.

         6.2. Definitions. The following terms shall have the following meanings:

         "Affiliate" shall mean, with respect to any specified Person, (a) any other Person which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, such specified Person (for the purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise) and (b) with respect to any natural Person, any Member of the Immediate Family of such natural Person.

         "Agreement" shall have the meaning set forth in the Preamble.

         "Board" shall have the meaning set forth in Section 2.1.

         "Brantley III" shall have the meaning set forth in the Preamble.

         "Brantley IV" shall have the meaning set forth in the Preamble.

         "Brantley Capital" shall have the meaning set forth in the Preamble.

         "Change of Control" shall mean (a) any change in the ownership of the capital stock of the Company if, immediately after giving effect thereto, any Person (or group of Persons acting in concert pursuant to an agreement) other than the Investors and their Affiliates will have the direct or indirect power to elect a majority of the members of the Board or (b) any change in the ownership of the capital stock of the Company if, immediately after giving effect thereto, the Investors and their Affiliates shall own less than 25% of the Equivalent Shares.

         "Class A Stock" shall mean the Class A Common Stock, par value $.001 per share, of the Company.

         "Class B Stock" shall mean the Class B Common Stock, par value $.001 per share, of the Company.

         "Class C Stock" shall mean the Class C Common Stock, par value $.001 per share, of the Company.

         "Closing" shall have the meaning set forth in Section 1.1.

         "Common Stock" shall mean the common stock of the Company including without limitation the Class A Stock, the Class B Stock and the Class C Stock.

         "Company" shall have the meaning set forth in the Preamble.

         "Convertible Securities" shall mean any evidence of indebtedness, shares of stock (other than Common Stock) or other securities (other than Options and Warrants) which are directly or indirectly convertible into or exchangeable or exercisable for shares of Common Stock.

         "Equivalent Shares" shall mean, at any date of determination, (a) as to any outstanding shares of Common Stock, such number of shares of Common Stock and (b) as to any outstanding Options, Warrants or Convertible Securities which constitute Shares, the maximum number of shares of Common Stock for which or into which such Options, Warrants or Convertible Securities may at the time be exercised, converted or exchanged (or which will become exercisable, convertible or exchangeable on or prior to, or by reason of, the transaction or circumstance in connection with which the number of Equivalent Shares is to be determined).

         "Investor Shares" shall mean (a) all shares of Common Stock originally issued to, or issued with respect to shares originally issued to, or held by, an Investor, whenever issued, including, without limitation, all shares of Common Stock issued upon the exercise, conversion or exchange of any Options, Warrants or Convertible Securities and (b) all Options, Warrants and Convertible Securities originally granted or issued to an Investor (treating such Options, Warrants and Convertible Securities as a number of Shares equal to the number of Equivalent Shares represented by such Options, Warrants and Convertible Securities for all purposes of this Agreement except as otherwise specifically set forth herein).

         "Investors" shall have the meaning set forth in the Preamble.

         "Majority Investors" shall mean, as of any date, the holders of a majority of the Investor Shares outstanding on such date.

         "Majority Other Holders" shall mean, as of any date, the holders of a majority of the Other Holder Shares outstanding on such date.

         "Members of the Immediate Family" shall mean, with respect to any individual, each spouse or child or other descendants of such individual, each trust created solely for the benefit of one or more of the aforementioned Persons and their spouses and each custodian or guardian of any property of one or more of the aforementioned Persons in his capacity as such custodian or guardian.

         "Options" shall mean any options to subscribe for, purchase or otherwise directly acquire Common Stock.

         "Other Holder Shares" shall mean (a) all shares of Common Stock originally issued to, or issued with respect to shares originally issued to, or held by, an Other Holder, whenever issued, including without limitation all shares of Common Stock issued upon the exercise, conversion or exchange of any Options, Warrants or Convertible Securities and (b) all Options, Warrants and Convertible Securities originally granted or issued to an Other Holder (treating such Options, Warrants and Convertible Securities as a number of Shares equal to the number of Equivalent Shares represented by such Options, Warrants and Convertible Securities for all purposes of this Agreement except as otherwise specifically set forth herein).

         "Person" shall mean any individual, partnership, corporation, company, association, trust, joint venture, limited liability company, unincorporated organization, entity or division, or any government, governmental department or agency or political subdivision thereof.

         "Shares" shall mean all Investor Shares and Other Holder Shares.

         "Stockholders" shall have the meaning set forth in the Preamble.

         "Transfer" shall mean any sale, pledge, assignment, encumbrance or other transfer or disposition of any Shares to any other Person, whether directly, indirectly, voluntarily, involuntarily, by operation of law, pursuant to judicial process or otherwise.

         "Warrants" shall mean any warrants to subscribe for, purchase or otherwise directly acquire Common Stock.

7. MISCELLANEOUS.

         7.1. Authority; Effect. Each party hereto represents and warrants to and agrees with each other party that the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized on behalf of such party and do not violate any agreement or other instrument applicable to such party or by which its assets are bound. This Agreement does not, and shall not be construed to, give rise to the creation of a partnership among any of the parties hereto, or to constitute any of such parties members of a joint venture or other association.

         7.2. Notices. Any notices and other communications required or permitted in this Agreement shall be effective if in writing and (a) delivered personally or (b) sent (i) by Federal Express, DHL or UPS or (ii) by registered or certified mail, postage prepaid, in each case, addressed as follows:

         If to the Company, to it at:

                           Orion HealthCorp, Inc.
                           1805 Old Alabama Road
                           Suite 350
                           Roswell, Georgia 30076

         If to an Investor, to it at:

                           c/o Brantley Partners
                           3201 Enterprise Parkway, Suite 350
                           Beachwood, Ohio 44122
                           Attention: Paul H. Cascio

                  with a copy to:

                           Ropes & Gray LLP
                           One International Place
                           Boston, Massachusetts 02110
                           Attention: Winthrop G. Minot, Esq.

         If to an Other Investor to it at the address set forth in the stock record book of the Company.

         Notice to the holder of record of any shares of capital stock shall be deemed to be notice to the holder of such shares for all purposes hereof.

         Unless otherwise specified herein, such notices or other communications shall be deemed effective (a) on the date received, if personally delivered, (b) two business days after being sent by Federal Express, DHL or UPS and (c) three business days after deposit with the U.S. Postal Service, if sent by registered or certified mail. Each of the parties hereto shall be entitled to specify a different address by giving notice as aforesaid to each of the other parties hereto.

         7.3. Binding Effect, Etc. Except for restrictions on Transfer of Shares set forth in other agreements, plans or other documents, this Agreement constitutes the entire agreement of the parties with respect to its subject matter, supersedes all prior or contemporaneous oral or written agreements or discussions with respect to such subject matter, and shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, representatives, successors and assigns.

         7.4. Descriptive Headings. The descriptive headings of this Agreement are for convenience of reference only, are not to be considered a part hereof and shall not be construed to define or limit any of the terms or provisions hereof.

         7.5. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one instrument.

         7.6. Severability. In the event that any provision hereof would, under applicable law, be invalid or unenforceable in any respect, such provision shall be construed by modifying or limiting it so as to be valid and enforceable to the maximum extent compatible with, and possible under, applicable law. The provisions hereof are severable, and in the event any provision hereof should be held invalid or unenforceable in any respect, it shall not invalidate, render unenforceable or otherwise affect any other provision hereof.

8. GOVERNING LAW.

         8.1. Governing Law. This Agreement shall be governed by and construed in accordance with the domestic substantive laws of the State of New York without giving effect to any choice or conflict of laws provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction.

         8.2. Consent to Jurisdiction. Each party to this Agreement, by its execution hereof, (a) hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the State of New York for the purpose of any action, claim, cause of action or suit (in contract, tort or otherwise), inquiry, proceeding or investigation arising out of or based upon this Agreement or relating to the subject matter hereof, (b) hereby waives to the extent not prohibited by applicable law, and agrees not to assert, and agrees not to allow any of its subsidiaries to assert, by way of motion, as a defense or otherwise, in any such action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that any such proceeding brought in one of the above-named courts is improper, or that this Agreement or the subject matter hereof or thereof may not be enforced in or by such court and (c) hereby agrees not to commence or maintain any action, claim, cause of action or suit (in contract, tort or otherwise), inquiry, proceeding or investigation arising out of or based upon this Agreement or relating to the subject matter hereof or thereof other than before one of the above-named courts nor to make any motion or take any other action seeking or intending to cause the transfer or removal of any such action, claim, cause of action or suit (in contract, tort or otherwise), inquiry, proceeding or investigation to any court other than one of the above-named courts whether on the grounds of inconvenient forum or otherwise. Notwithstanding the foregoing, to the extent that any party hereto is or becomes a party in any litigation in connection with which it may assert indemnification rights set forth in this agreement, the court in which such litigation is being heard shall be deemed to be included in clause (a) above. Each party hereto hereby consents to service of process in any such proceeding in any manner permitted by Delaware law, and agrees that service of process by registered or certified mail, return receipt requested, at its address specified pursuant to Section 7.2 hereof is reasonably calculated to give actual notice.

         8.3. WAIVER OF JURY TRIAL. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, EACH PARTY HERETO HEREBY WAIVES AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE) ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE OR ACTION, CLAIM, CAUSE OF ACTION OR SUIT (IN CONTRACT, TORT OR OTHERWISE), INQUIRY, PROCEEDING OR INVESTIGATION ARISING OUT OF OR BASED UPON THIS AGREEMENT OR THE SUBJECT MATTER HEREOF OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE TRANSACTIONS CONTEMPLATED HEREBY, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING. EACH PARTY HERETO ACKNOWLEDGES THAT IT HAS BEEN INFORMED BY THE OTHER PARTIES HERETO THAT THIS SECTION 8.3 CONSTITUTES A MATERIAL INDUCEMENT UPON WHICH THEY ARE RELYING AND WILL RELY IN ENTERING INTO THIS AGREEMENT. ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 8.3 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF EACH SUCH PARTY TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

         8.4. Exercise of Rights and Remedies. No delay of or omission in the exercise of any right, power or remedy accruing to any party as a result of any breach or default by any other party under this Agreement shall impair any such right, power or remedy, nor shall it be construed as a waiver of or acquiescence in any such breach or default, or of any similar breach or default occurring later; nor shall any such delay, omission nor waiver of any single breach or default be deemed a waiver of any other breach or default occurring before or after that waiver.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, each of the undersigned has duly executed this Agreement (or caused this Agreement to be executed on its behalf by its officer or representative thereunto duly authorized) under seal as of the date first above written.

THE COMPANY:                               ORION HEALTHCORP, INC.

                                           By:   /s/ Keith G. LeBlanc
                                               ---------------------------------
                                               Name:  Keith G. LeBlanc
                                               Title: President

THE INVESTORS:                             BRANTLEY PARTNERS IV, L.P.

                                           By: Brantley Venture Management IV,
                                               L.P., its general partner

                                           By:   /s/ Paul H. Cascio
                                               ---------------------------------
                                               Name:  Paul H. Cascio
                                               Title: Authorized Signatory

                                           BRANTLEY VENTURE PARTNERS III, L.P.

                                           By: Brantley Venture Management III,
                                               L.P., its general partner

                                           By:   /s/ Paul H. Cascio
                                               ---------------------------------
                                               Name:  Paul H. Cascio
                                               Title: Authorized Signatory

                                           BRANTLEY CAPITAL CORPORATION

                                           By:   /s/ Paul H. Cascio
                                               ---------------------------------
                                               Name:  Paul H. Cascio
                                               Title: Vice President